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VANGUARD(R) TARGET RETIREMENT FUNDS

SUPPLEMENT TO THE PROSPECTUS DATED JUNE 7, 2006

Correction to CUSIP numbers for Vanguard Target Retirement 2030 Fund and Vanguard Target Retirement 2050 Fund:

The CUSIP number for Vanguard Target Retirement 2030 Fund is 92202E888.

The CUSIP number for Vanguard Target Retirement 2050 Fund is 92202E862.







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